Data as of 2/28/18

Manager's Commentary

Market Review

Contrary to strong performance in recent months, Greater China Equities retreated in February. Sentiment was affected by a drop in China's official manufacturing purchasing manager's index, and was further impacted by volatility in the US equity market. China's domestic liquidity also became tighter around the Chinese New Year, and weighed on the performance of China A-Shares. On the political front, the annual meeting of the National People's Congress ("NPC") and the meeting of the National Committee of the Chinese People's Political Consultative Conference ("CPPCC") will kick off in early March. President Xi's consolidation of power intensified as the NPC looked ready to remove the two-term limit on China's presidency. Taiwan and Hong Kong equities remained relatively defensive in February compared to Chinese equities.

Fund Review

In February, The China Fund, Inc. (the "Fund") slightly underperformed the MSCI Golden Dragon Index (the "benchmark"). On the positive side, the trend of rotation from winners to laggards continued. Sectors that struggled in 2017, including consumer sectors and industrials, outperformed the market. The Fund benefited from owning quality names in these sectors. For example, the top contributor over the month was China Everbright International Ltd, a leading waste and water treatment company in China. Strong capacity addition over the next two years, along with attractive valuation, led to the outperformance of this company during broad-based market correction.

Conversely, the Chinese banking sector was a clear detractor from performance with China Merchants Bank Co., Ltd ("China Merchant Bank") and China Construction Bank Corp. being the top two laggards.

The weakness in this sector was partly driven by concerns over overtightening by the Chinese Central Bank, especially given the policy uncertainty after the NPC and CPPCC meetings in March. However, from a fundamental perspective, we remain constructive on Chinese banks, given the healthy trend of nonperforming loan stabilization and undemanding valuations. In particular, we focus on banks with a strong deposit base which allows them to benefit in a tightening environment. Banks with a strong retail franchise, such as China Merchants Bank, also remain long term quality names to ride the household leveraging trend in China.

Outlook

First readings from the NPC meeting are encouraging. China set a 2018 Gross Domestic Product ("GDP") growth target at around 6.5% and omits the phrase "higher if possible" as mentioned last year. For 2018, stronger emphasis is put on quality of growth and financial stability. In particular, we should expect to see steady supply side reforms and consistent financial tightening and deleveraging efforts. This should contribute to the long-term sustainability of China's banking sector, while reducing systemic risk; therefore translating into lower equity risk premia. Of course, near term we could see potential credit risk amid escalating efforts to clean up companies having a difficult time operating without bailouts or unable to reduce debts , also known as "zombie companies", in China. But this should be largely priced in by the current depressed valuation of Chinese banks.

On the other hand, the "new economy" sectors such as information technology, green energy and advanced materials in China should continue to see healthy growth and become increasingly important contributors to GDP growth. We believe much of the growth will come from healthy consumer demand especially in terms of consumption upgrade. This is then translated into profitable growth for consumer companies that are willing to embrace a profitability focused business model rather than just chasing scale growth. Within our portfolio, we mainly focus on companies that continue to improve their product offerings. In other secular growth areas such as internet, environmental protection, infrastructure construction and hardware manufacturing, we focus on industry leaders with good execution track records and advanced technologies.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$390.2
Median Market Cap (in billions)	$14.0
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 2/28/18)
	Fund	Benchmark[1]
One Month	-5.20%	-5.08%
Three Month	8.43%	6.28%
One Year	34.74%	36.40%
Three Year	10.44%	11.98%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 2/28/18)	$24.81 / $22.41

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $18.74
High / Low Market Price	$24.70 / $16.00
Premium/Discount to NAV (as of 2/28/18)	-9.67%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	25,061
Expense Ratio	1.49%

Fund Manager

Christina Chung, CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended February 28, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-5.20%	8.43%	5.89%	34.74%	10.44%	11.07%	6.64%	10.94%
Market Price	-6.62%	6.92%	3.51%	42.21%	10.93%	10.98%	7.96%	10.16%
MSCI Golden Dragon Index	-5.08%	6.28%	4.30%	36.40%	11.98%	11.04%	6.09%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*  Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at February 28, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	38.26%	38.36%
Financials	22.71%	23.73%
Consumer Discretionary	11.53%	8.79%
Industrials	6.99%	5.21%
Real Estate	5.46%	7.75%
Consumer Staples	4.75%	2.26%
Telecom Services	3.33%	3.64%
Energy	2.44%	2.91%
Health Care	1.40%	1.46%
Utilities	0.79%	3.04%
Materials	0.77%	2.85%
Other assets & liabilities	1.56%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	85.58%	77.86%
Hong Kong Red Chips	21.45%	7.76%
Hong Kong 'H' shares	19.67%	19.02%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	0.00%	0.05%
Other Hong Kong securities	44.46%	34.59%
Others	0.00%	16.44%
Taiwan	12.86%	22.14%
Other assets & liabilities	1.56%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	10.18%
ALIBABA GROUP HOLDING LTD (China)	7.21%
TAIWAN SEMIC CO LTD (Taiwan)	7.20%
CHINA CONSTRUCTION BANK CORP (China)	6.38%
SUN HUNG KAI PROPERTIES LTD (H.K.)	4.10%
PING AN INSURANCE (China)	4.09%
CHINA MERCHANTS BANK CO LTD (China)	3.63%
HK EXCHANGES & CLEARING LTD (H.K.)	2.73%
GLOBALWAFERS CO LTD (Taiwan)	2.47%
CHINA EVERBRIGHT INTL (China)	2.44%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	15.99	15.55
P/B Ratio	2.12	1.92
Issues in Portfolio	49	291
Foreign Holdings (%)	98.44	100.00
Other assets & liabilities (%)	1.56	0.00
Yield (%)	2.08	2.21

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—
12/8/17	12/18/17	12/19/17	1/4/18	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					38.28
TENCENT HOLDINGS LTD	700	432.20	719,000	39,706,094	10.18
ALIBABA GROUP HOLDING LTD ADR	BABA	186.14	151,115	28,128,546	7.21
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	246.00	3,332,000	28,075,286	7.20
GLOBALWAFERS CO LTD	6488	426.00	660,000	9,630,251	2.47
NANYA TECHNOLOGY CORP	2408	80.80	2,724,000	7,538,806	1.93
LARGAN PRECISION CO LTD	3008	3,695.00	52,000	6,581,151	1.69
ASM PACIFIC TECHNOLOGY LTD	522	112.50	433,500	6,231,393	1.60
BAIDU INC ADR	BIDU	252.34	24,101	6,081,646	1.56
DIGITAL CHINA HOLDINGS LTD	861	4.43	9,305,000	5,267,004	1.35
WIN SEMICONDUCTORS CORP	3105	268.50	501,000	4,607,508	1.18
CHUNGHWA PRECISION TEST TECH CO LTD	6510	1,060.00	99,000	3,594,390	0.92
FOCUS MEDIA INFORMATION TE A	002027	15.02	1,066,340	2,529,442	0.65
GOLDPAC GROUP LTD	3315	2.08	4,970,000	1,320,880	0.34
Financials					22.72
CHINA CONSTRUCTION BANK CORP	939	8.15	23,898,000	24,886,434	6.38
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	83.45	1,495,000	15,940,834	4.09
CHINA MERCHANTS BANK CO LTD	3968	33.05	3,356,500	14,174,300	3.63
HONG KONG EXCHANGES & CLEARING LTD	388	284.00	293,800	10,661,385	2.73
BANK OF CHINA LTD	3988	4.27	15,500,000	8,456,742	2.17
CATHAY FINANCIAL HOLDING CO LTD	2882	54.50	2,880,000	5,376,171	1.38
FUBON FINANCIAL HOLDING CO LTD	2881	52.20	2,805,000	5,015,191	1.29
CITIC SECURITIES CO LTD	6030	17.72	1,810,000	4,098,131	1.05
Consumer Discretionary					11.54
JD.COM INC ADR	JD	47.15	152,727	7,201,078	1.85
GALAXY ENTERTAINMENT GROUP LTD	27	68.50	747,000	6,538,147	1.68
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP ADR	EDU	91.39	67,468	6,165,901	1.58
SAIC MOTOR CORP LTD A	600104	33.66	999,407	5,312,704	1.36
CHINA INTERNATIONAL TRAVEL A	601888	52.36	640,632	5,297,456	1.36
QINGLING MOTORS CO LTD	1122	2.52	14,816,000	4,770,622	1.22
LI & FUNG LTD	494	3.95	8,120,000	4,098,233	1.05
SANDS CHINA LTD	1928	44.15	532,400	3,003,394	0.77
MGM CHINA HOLDINGS LTD	2282	23.05	883,600	2,602,377	0.67
Industrials					6.98
CHINA EVERBRIGHT INTERNATIONAL LTD	257	12.12	6,146,000	9,517,846	2.44
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	10.66	3,602,000	4,906,191	1.26
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.68	6,077,000	4,410,431	1.13
BEIJING ENTERPRISES HOLDINGS LTD	392	43.55	591,000	3,288,661	0.84
KING SLIDE WORKS CO LTD	2059	426.00	185,000	2,699,389	0.69
AIRTAC INTERNATIONAL GROUP	1590	535.00	133,000	2,437,191	0.62
Real Estate					5.47
SUN HUNG KAI PROPERTIES LTD	16	130.70	957,000	15,981,997	4.10
CHINA OVERSEAS LAND & INVESTMENT LTD	688	27.50	1,516,000	5,326,911	1.37
Consumer Staples					4.75
CHINA MENGNIU DAIRY CO LTD	2319	25.85	2,872,000	9,486,117	2.43
WH GROUP LTD	288	9.70	5,726,000	7,096,866	1.82
VINDA INTERNATIONAL HOLDINGS LTD	3331	15.52	984,000	1,951,328	0.50
Telecom Services					3.34
PCCW LTD	8	4.46	8,623,000	4,914,018	1.26
CHINA UNICOM HONG KONG LTD	762	10.14	3,660,000	4,742,011	1.22
CHINA MOBILE LTD	941	73.40	356,500	3,343,483	0.86
Energy					2.44
CHINA OILFIELD SERVICES LTD	2883	8.26	5,540,000	5,847,003	1.50

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
CHINA PETROLEUM & CHEMICAL CORP	386	6.30	4,552,000	3,664,260	0.94
Health Care					1.40
CSPC PHARMACEUTICAL GROUP LTD	1093	18.08	2,364,000	5,461,217	1.40
Utilities					0.79
CHINA RESOURCES POWER HOLDINGS CO LTD	836	13.62	1,778,000	3,094,228	0.79
Materials					0.77
TIANGONG INTERNATIONAL CO LTD	826	1.50	15,766,000	3,021,734	0.77

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

© 2018 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0218